#112375638 v4 2021 Long-Term Incentive Program Denny’s Corporation Performance Share Unit 203 East Main Street Award Certificate Spartanburg, SC 29319 «Name» (“Grantee”) Denny’s Corporation (the “Company”) has granted to you a performance share unit award (the “Award”) denominated in a target number of performance share units (the “Performance Share Units”). The Performance Share Units are rights that entitle you to earn shares of the Company’s $0.01 par value common stock (“Shares”), on a one-for-one basis. The Award is granted under the Denny’s Corporation 2017 Omnibus Incentive Plan (the “Plan”). By accepting the Award, you shall be deemed to have agreed to the terms and conditions set forth in this Award Certificate and the Plan. The Performance Share Units may become earned based on the Company’s Total Shareholder Return (“TSR”, as defined in the Award Certificate) ranking relative to the S&P 600 Small Cap Consumer Discretionary Index companies listed on Appendix A to the Award Certificate (the “rTSR,” as defined in the Award Certificate). The target number of Performance Share Units were determined as follows: Target Grant Date Value of Award: $_________/$XX.XX1 = _________ Total Target Number of Performance Share Units2 Performance Period: December 31, 2020 to December 27, 2023 This Award is governed by the terms of the Plan, and subject to the Terms and Conditions on the pages that follow. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. Grant Date: F. Mark Wolfinger President For Denny’s Corporation 1 The average closing market price per Share for the last 20 trading days of the Company’s 2020 fiscal year. 2 Rounded up to nearest whole share.

-2- #112375638 v4 TERMS AND CONDITIONS 1. Vesting and Forfeiture of Award. The Award will vest and become non-forfeitable on the last day of the Performance Period, subject to Grantee’s continued employment through such date, in accordance with the schedule set forth below: (a) Performance Metrics Schedule Degree of Performance rTSR % of Target Number of Performance Share Units to Vest Below Threshold <25th percentile 0% Threshold 25th percentile 50% Target 50th percentile 100% Maximum 75th percentile 200% In the event that the rTSR falls between Threshold and Target, or Target and Maximum, the number of Performance Share Units (“PSUs”) that vest will be determined based upon linear interpolation. Notwithstanding the foregoing, in the event that the Company’s TSR is a negative number, the number of PSUs to vest shall not exceed 100% of the Target number of PSUs (the “Target Award”). (b) The Award shall vest on an accelerated basis under certain circumstances, as provided in Section 2 and Section 3 below. Notwithstanding anything contained in the Plan to the contrary, if Grantee’s employment with the Company terminates for any reason other than as set forth in Section 2(a) or Section 2(b) below, Grantee shall forfeit all of Grantee’s right, title and interest in and to unvested PSUs as of the date of termination of employment. In addition, if Grantee’s employment is terminated by the Company for Cause, Grantee shall also forfeit any vested PSUs that have not yet been converted to Shares; provided, that the foregoing shall not apply to any vested PSUs that are deferred pursuant to Section 15 below. 2. Accelerated Vesting Under Certain Employment Terminations. The Award shall be subject to accelerated vesting in connection with termination of employment under certain circumstances, as set forth below. (a) Upon Grantee’s termination of employment with the Company due to death or Disability prior to the end of the Performance Period, the Award will vest as follows: (i) The Company will multiply the Target Award by a fraction, the numerator of which is the number of days elapsed from the first day of the Performance Period through the employment termination date, and the denominator of which is 1,092 (such amount, the “Pro Rata Target Amount”). (ii) The Award will vest in accordance with Section 1(a) above, provided, that, for purposes of the calculation, (x) the title of the third column of the Performance Metrics Schedule shall read “% of Pro Rata Target Amount to Vest” rather than “% of Target Number of

-3- #112375638 v4 Performance Share Units to Vest,” and (y) the Performance Period shall be considered to have ended on the last day of the Company’s most recently completed fiscal quarter. (b) Upon Grantee’s termination of employment with the Company due to Retirement (as defined below), the Award will vest in accordance with Section 1(a) above at the end of the regular Performance Period, provided, that, (x) for purposes of the calculation, the title of the third column of the Performance Metrics Schedule shall read “% of Pro Rata Target Amount to Vest” rather than “% of Target Number of Performance Share Units to Vest,” and (y) Grantee has not engaged in any Restricted Activities with a Competitor (each as defined below) during the Performance Period (to the extent such restrictions are permissible under applicable law). For the avoidance of doubt, the calculation described in this Section 2(b) shall be based on rTSR performance for the three-year Performance Period, provided that in the event of a Change in Control following Grantee’s Retirement but before the end of the Performance Period, the Performance Period shall be considered to have ended on the date of the Change in Control. 3. Accelerated Vesting Upon a Change in Control. Upon a Change in Control of the Company during the Performance Period, the Award will vest in accordance with Section 1(a) subject to Grantee’s continued employment through the Change in Control, provided that the Performance Period shall be considered to have ended on the date of the Change in Control. 4. Settlement of Performance Share Units. Except to the extent deferred in accordance with Section 15 below, (i) PSUs that vest pursuant to Section 1 (and are not otherwise forfeited due to a termination for Cause) will convert into Shares and be paid out as soon as practicable following the Performance Period, but in no event later than 60 days following the Performance Period, (ii) PSUs that vest pursuant to Section 2(a) (termination due to death or Disability) will convert into Shares and be paid out within 30 days following the employment termination date, (iii) PSUs that vest pursuant to Section 2(b) (Retirement) will convert into Shares and be paid out as soon as practicable following the Performance Period, but in no event later than 60 days following the Performance Period (or if sooner, within 30 days following a Change in Control) and (iv) PSUs that vest pursuant to Section 3 (Change in Control) will convert into Shares and be paid out within 30 days following the Change in Control. Any fractional Shares will be rounded up or down to the nearest next whole Share. Any PSUs that do not become vested will be forfeited. Stock certificates evidencing Shares paid hereunder will be registered on the books of the Company in Grantee’s name (or in street name to Grantee’s brokerage account) as of the date of payment in uncertificated (book-entry) form. 5. Definitions. For purposes of this Award Certificate: (a) “Average Closing Price” means, as of any date, the 20-day average of the closing prices of the applicable stock for the last twenty trading days immediately preceding the applicable determination date. (b) “Competitor” means all breakfast and family dining restaurants, including without limitation, IHOP, Bakers Square, Black Bear Diner, Bob Evans, Carrows, Coco’s, Country Kitchen, Country Waffles, Cracker Barrel, Eat ‘n Park, Farmer Boys, Friendly’s, Frisch’s or Big Boy, Huddle House, Lumberjacks, Lyon’s, Marie Callender, Mimi’s, Norms Original Pancake House, Perkins, Metro Diner, Ruby’s Diner, Shari’s, Shoney’s, Silver Diner, Steak ‘n Shake,

-4- #112375638 v4 Village Inn, Waffle House, Weck’s, Another Broken Egg, Broken Yolk, Egg and I, First Watch, Flying Biscuit, The Good Egg, Jimmy’s Egg, Keke’s, LePeep, Smitty’s, Sunset Grill and Swiss Chalet. (c) “Restricted Activities” means with respect to a Competitor, accepting employment, serving on a board of directors or otherwise being engaged as a consultant or advisor. (d) “Retirement” means Grantee’s voluntary resignation or termination of employment without Cause on or after attainment of age 55, provided that the sum of Grantee’s age and years of service with the Company is equal to or greater than 70. (e) “rTSR” or relative total shareholder return, means the Company’s TSR ranking relative to the TSR of the Company’s peer group, as scheduled on Appendix A. (f) “TSR” or total shareholder return, means (x) the Average Closing Price of a company’s share of common stock determined as of the last day of the Performance Period (or such earlier date as provided in Section 2 or 3) less the Average Closing Price of a company’s share of common stock determined as of the first day of the Performance Period plus reinvested dividends), (y) divided by the Average Closing Price of a company’s share of common stock determined as of the first day of the Performance Period. For purposes of this calculation, the Average Closing Price of a company’s share of common stock on the first day of the Performance Period may be equitably adjusted by the Committee in its discretion to reflect any material changes in the applicable company’s capital structure while the Award remains outstanding, such as a stock split, reverse stock split, stock dividend, split up, spin-off, or other distribution, combination or exchange of such company’s stock. 6. Limitation of Rights. The Award does not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with the Award. Nothing in this Award Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate. 7. Payment of Taxes. Grantee will owe federal, state, and local taxes in connection with the Award (the “Taxes”)). The withholding of Taxes shall be mandatorily satisfied by withholding from the settlement of the PSUs a number of Shares having a fair market value equal to the amount required to be withheld for the Taxes (provided, however, that if Grantee has elected to defer 100% of his or her Award as provided in Section 15 herein (or a lesser amount but the remaining number of Shares are insufficient to cover the applicable FICA obligation), any Grantee FICA obligation will be separately payable to the Company by cash or check). Grantee’s acceptance of the Award constitutes Grantee’s acknowledgement that the Company will withhold on Grantee’s behalf a number of Shares sufficient to satisfy the Taxes. The obligations of the Company under this Award Certificate will be conditional on such payment of the Taxes by Grantee. Notwithstanding anything to the contrary contained in this Section 7, Section 15, Section 17, or otherwise, the Company (i) makes no representations or undertakings regarding the treatment of Taxes in connection with any aspect of this Award, and (ii) does not commit to structure the terms of the Award to reduce or eliminate Grantee’s liability for Taxes.

-5- #112375638 v4 8. Restrictions on Issuance of Shares. If at any time the Compensation and Incentives Committee of the Board (the “Compensation Committee”) shall determine, in its discretion, that registration, listing or qualification of the Shares underlying the PSUs upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the PSUs, the Shares will not be paid unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. 9. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative. 10. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan. 11. Severability. If any one or more of the provisions contained in this Award Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. 12. Notice. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Denny’s Corporation, 203 East Main Street, Spartanburg, SC 29319-0001, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company. 13. Clawback or Recoupment Policy. Grantee agrees that Grantee will be subject to any compensation, clawback and recoupment policies in the Plan and that may be applicable to Grantee as an employee of the Company, as in effect from time to time and as approved by the Board of Directors, the Compensation Committee or a duly authorized committee thereof, whether or not approved before or after the Grant Date. 14. Other Company Policies. Grantee agrees, in consideration for the grant of the PSUs, to be subject to any policies of the Company and its Affiliates regarding securities trading, and the hedging or pledging of securities, that may be in effect from time to time, or as may otherwise be required by applicable law, regulation or exchange listing standard. 15. Deferral Election. Notwithstanding anything contained herein to the contrary, Grantee will be permitted to make deferral elections with respect to the Award pursuant to the Denny’s Deferred Compensation Plan, as amended and restated (the “DC Plan”). Any deferral election shall be made in accordance with Section 409A of the Code, the DC Plan terms and pursuant to a

-6- #112375638 v4 Deferral Agreement (as defined in the DC Plan) and may be credited with Dividend Equivalents as set forth in the DC Plan. 16. Governing Law. This Award Certificate shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of this Award Certificate to the substantive law of another jurisdiction. 17. Section 409A Compliance. This Award Certificate is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. The Company may change or modify the terms of this Award Certificate without Grantee’s consent or signature if the Company determines, in its sole discretion, provided that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. 18. Electronic Delivery of Documents. Grantee authorizes the Company to deliver electronically any prospectuses or other documentation related to the Award and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to Grantee a paper copy of any document also delivered to Grantee electronically. The authorization described in this paragraph may be revoked by Grantee at any time by written notice to the Company. 19. Further Assurances. Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of this Award and the Plan.

-7- #112375638 v4 Appendix A S&P 600 Small Cap Consumer Discretionary Index The following companies comprise the Company’s peer group for the purposes of the rTSR calculation under this Award, provided that each company shall only be included in the rTSR calculation to the extent that it is a publicly traded company on the first day and the last day of the Performance Period (or such earlier date upon which the rTSR is calculated under Section 2 or 3 of the Award), provided that if a company ceases to be publicly traded as a result of insolvency or a bankruptcy proceeding, it shall be included in the peer group as the lowest performing company. The peer group is a closed group (i.e. no additional companies may be added to the peer group). [LIST PEER GROUP]